Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Humphreys, the Chief Executive Officer of Identiv, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Quarterly Report of Identiv, Inc. on Form 10-Q for the quarterly period ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Identiv, Inc.

Date: May 9, 2023	/s/ Steven Humphreys
Steven Humphreys
Chief Executive Officer
(Principal Executive Officer)

I, Justin Scarpulla, the Chief Financial Officer of Identiv, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Quarterly Report of Identiv, Inc. on Form 10-Q for the quarterly period ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Identiv, Inc.

Date: May 9, 2023	/s/ Justin Scarpulla
Justin Scarpulla
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)